Exhibit 10.12

Supplementary Agreement

This Supplementary Agreement is made on March 11, 2004.

BETWEEN the following two parties:

(1)                   Shanghai Cambridge (Group) Co., Ltd.

(Originally Shanghai Cambridge Property Development Company Ltd) as Party A:

Legal representative: Mr. Wang Wei Xian

(2)                   The British International School, Shanghai as Party B:

Legal representative: Mr. Kevin McNeany

Whereas Party A and Party B reached a lease contract of “land use right with an area of approximately 5588 square meters and the improvements thereon at the development known as Cambridge Forest Newtown, Shanghai, PRC” in respect of Phase 1 British International School, Shanghai building for purposes of educational (hereinafter referred to “This Building”) in 2002. Both parties hereby agree to enter into this supplement agreement (hereinafter referred to “Agreement”) to the agreement as follows:

1.                        Rental area

The rental area is approximately 2325 square meters (m2), inclusive of 2092m2 relating to the Primary School area, 2 classrooms totaling 73m2 and the 502 classroom of approximately 160m2.

2.                   Terms

Nineteen (19) years commencing 21st May 2003 to 31st August 2022 (both days inclusive).

3.                   Rent and adjustment

The rent of This Building will be payable in US dollar or its equivalent in RMB calculated with reference to the rental area as follows:

Currency: USD

Terms	Rent /per square meter (m2) per year
From 21st May 2003 to 20th May 2004	47.81
From 21st May 2004 to 31st August 2004	62.15
From 1st September 2004 to 31st August 2005	63.70
From 1st September 2005 to 31st August 2006	65.30
From 1st September 2006 to 31st August 2007	66.93
From 1st September 2007 to 31st August 2008	70.00
From 1st September 2008 to 31st August 2022	Increasing by 2.5% per annum

1

4.                        Extension Option

4.1                This Agreement will expire on 31st August 2022. Party A will grant Party B an option to lease the Building for a further period of five years to 31st August 2027 at a rent to be calculated at 102.5% of the rent of the previous year, i Rental relating to the 1st year’s renewal will therefore be 102.5% of the 2021-2022 rental.

4.2                Party B should inform Party A in writing, six months before expiry of the Agreement, its intention to exercise the option of renewing the lease. A supplementary agreement with regard to the rental amount and lease period will be entered into by both parties while 1 other terms would remain unchanged as per the original Agreement.

5.                        Service Charges

Both parties agree to adjust the service charges to RMB3.50 per square meter per month. Subject to the approval of the related government department, the service charges may be adjusted during the period in concern.

6.                        Liabilities for breaching the Agreement

6.1                It is agreed by both Parties that Party A shall have no right of re-entry in advance unilaterally under any circumstances expect under such situation when Party B is late in paying the rent by more than 60 days or the main structure of this Building is damaged due to the improper use by Party B and Party B shall have no right of early termination of the Lease under any circumstances. Either party, who fails to abide by such, shall be deemed to have breached the Lease.

6.2                In the event that the breach of the Lease occurs, the breaching party shall be liable to compensate one-year’s rent to the non-breaching party, which shall be calculated in accordance with the rental rate of the year that the Lease be breached.

7.                   Other

7.1                Should there be any difference this Agreement and the previous agreement, the provision under this Agreement prevail.

7.2                This Agreement is to be executed in one set of four copies, with Party A and Party B each having two copies after the agreement is duly signed and stamped by the legal representative or authorized representative of both parties.

There will be no text below.

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The British International School, Shanghai (Official Stamp)

Legal representative authorized person:

3

Supplementary Agreement

This Supplementary Agreement is made on 11 March, 2004.

BETWEEN the following two parties:

(1)                   Shanghai Cambridge (Group) Co., Ltd.

(Originally Shanghai Cambridge Property Development Company Ltd) as Party A:

Legal representative: Mr. Wang Wei Xian

(2)                   The British International School, Shanghai as Party B:

Legal representative: Mr. Kevin McNeany

Whereas Party A and Party B reached a lease contract of “land use right with an area of approximately 5588 square meters and the improvements thereon at the development known as Cambridge Forest Newtown, Shanghai, PRC” in respect of Phase 1 British International School, Shanghai building for purposes of educational (hereinafter referred to “This Building”) in 2002. Both parties hereby agree to enter into this supplement agreement (hereinafter referred to “Agreement”) to the agreement as follows:

1.                        Rental area

The rental area is approximately 2325 square meters (m2), inclusive of 2092m2 relating to the Primary School area, 2 classrooms totaling 73m2 and the 502 classroom of approximately 160m2.

2.                        Terms

Nineteen (19) years commencing 21st May 2003 to 31st August 2022 (both days inclusive).

3.                        Rent and adjustment

The rent of This Building will be payable in US dollar or its equivalent in RMB calculated with reference to the rental area as follows:

Currency: USD

Terms	Rent /per square meter (m2) per year
From 21st May 2003 to 20th May 2004	47.81
From 21st May 2004 to 31st August 2004	62.15
From 1st September 2004 to 31st August 2005	63.70
From 1st September 2005 to 31st August 2006	65.30
From 1st September 2006 to 31st August 2007	66.93
From 1st September 2007 to 31st August 2008	70.00
From 1st September 2008 to 31st August 2022	Increasing by 2.5% per annum

From 1st September 2008 to 31st August 2022	Increasing by 2.5% per annum

4.                        Extension Option

4.1                This Agreement will expire on 31st August 2022. Party A will grant Party B an option to lease the Building for a further period of five years to 31st August 2027 at a rent to be calculated at 102.5% of the rent of the previous year. i Rental relating to the 1st year’s renewal will therefore be 102.5% of the 2021-2022 rental.

4.2                Party B should inform Party A in writing, six months before expiry of the Agreement, its intention to exercise the option of renewing the lease. A supplementary agreement with regard to the rental amount and lease period will be entered into by both parties while 1 other terms would remain unchanged as per the original Agreement.

5.                        Service Charges

Both parties agree to adjust the service charges to RMB3.50 per square meter per month. Subject to the approval of the related government department, the service charges may be adjusted during the period in concern.

6.                        Liabilities for breaching the Agreement

6.1                It is agreed by both Parties that Party A shall have no right of re-entry in advance unilaterally under any circumstances expect under such situation when Party B is late in paying the rent by move than 60 days or the main structure of this Building is damaged due to the improper use by Party B and Party B shall have no right of early termination of the Lease under any circumstances. Either party, who fails to abide by such, shall be deemed to have breached the Lease.

6.2                In the event that the breach of the Lease occurs, the breaching party shall be liable to compensate one-year’s rent to the non-breaching party, which shall be calculated in accordance with the rental rate of the year that the Lease be breached.

7.                        Other

7.1                Should there be any difference this Agreement and the previous agreement, the provision under this Agreement prevail.

7.2                This Agreement is to be executed in one set of four copies, with Party A and Party B each having two copies after the agreement is duly signed and stamped by the legal representative or authorized representative of both parties.

There will be no text below.

Shanghai Cambridge (Group) Co., Ltd. (Official Stamp)

Legal representative or authorized person:

The British International School, Shanghai (Official Stamp)

Legal representative authorized person:

Guarantee Letter

This Guarantee Letter is made on 11 March 2004.

BETWEEN the following two parties:

(1)                   Shanghai Cambridge (Group) Co., Ltd.

(Originally Shanghai Cambridge Property Development Company Ltd) as Party A:

Legal representative: Mr. Wang Wei Xian

(2)                   The British International School, Shanghai as Party B:

Legal representative: Mr. Kevin McNeany

Whereas Party A and Party B reached a lease contract of “land use right with an area of approximately 6800 square meters” (hereinafter referred to “Contract”) in respect of the 2nd phase British International School, Shanghai building for purposes of education (hereinafter referred to “This Building”) on 11 March, 2004. In order to implement the above-mentioned Contract, both parties have agreed to enter into an agreement as follows:

1.                        Contents

1.1                Party A guarantees to lease This Building to Party B as per the Contract, and delivers the Building to Party B no later than 30th April 2004 so that Party B could perform the necessary furnishing. Party A also guarantees to provide to Party B a photocopy of the “Shanghai Property of Real Estate Certificate” not later than 1st March 2005.

1.2                Party A guarantees that This Building is built in accordance with the domestic quality requirements.

1.3                Party B guarantees Party A that it will lease This Building according to the terms of the Contract, and will pay the rent on time.

2.                        Liabilities for breaching the Contract

Except the factor of force majeure, if any party breaches the contents as per 1 above, the breaching party will pay to the other party USD272,000 calculated with reference to the unit price of USD40.00 per square meter per annum of the rental area.

3.                        Governing Law and Dispute Resolution

3.1                 This Guarantee Letter shall be governed by and construed according to the law of the PRC.

3.2                 Any dispute arising from or in connection with this Guarantee Letter shall be submitted to China International Economic and Trade Arbitration Commission (Shanghai Branch) for arbitration which shall be conducted in accordance with the Commission’s arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

4.                        Effectiveness and Other

4.1                 This Guarantee Letter will form part of the Contract, it is to be executed in one set of four copies, with Party A and Party B each having two copies after the Contract is duly signed and stamped by the legal representative or authorized representative of both parties.

4.2                 This Guarantee Letter is made in both Chinese and English. If there is any difference in wording between the Chinese and the English version, the Chinese version will prevail.

There will be no text below.

Shanghai Cambridge (Group) Co., Ltd. (Official Stamp)

Legal representative or authorized person:

The British International School, Shanghai (Official Stamp)

Legal representative or authorized person:

Guarantee Letter

This Guarantee Letter is made on March 11 2004.

BETWEEN the following two parties:

(1)                   Shanghai Cambridge (Group) Co., Ltd.

(Originally Shanghai Cambridge Property Development Company Ltd) as Party A:

Legal representative: Mr. Wang Wei Xian

(2)                   The British International School, Shanghai as Party B:

Legal representative: Mr. Kevin McNeany

Whereas Party A and Party B reached a lease contract of “land use right with an area of approximately 6800 square meters” (hereinafter referred to “Contract”) in respect of the 2nd phase British International School, Shanghai building for purposes of education (hereinafter referred to “This Building”) on March 11, 2004. In order to implement the above-mentioned Contract, both parties have agreed to enter into an agreement as follows:

1.                        Contents

1.1                Party A guarantees to lease This Building to Party B as per the Contract, and delivers the Building to Party B no later than 30th April 2004 so that Party B could perform the necessary furnishing. Party A also guarantees to provide to Party B a photocopy of the “Shanghai Property of Real Estate Certificate” not later than 1st March 2005.

1.2                Party A guarantees that This Building is built in accordance with the domestic quality requirements.

1.3                Party B guarantees Party A that it will lease This Building according to the terms of the Contract, and will pay the rent on time.

2.                        Liabilities for breaching the Contract

Except the factor of force majeure, if any party breaches the contents as per 1 above, the breaching party will pay to the other party USD272,000 calculated with reference to the unit price of USD40.00 per square meter per annum of the rental area.

3.                        Governing Law and Dispute Resolution

3.1                 This Guarantee Letter shall be governed by and construed according to the law of the PRC.

3.2                 Any dispute arising from or in connection with this Guarantee Letter shall be submitted to China International Economic and Trade Arbitration Commission (Shanghai Branch) for arbitration which shall be conducted in accordance with the Commission’s arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

4.                        Effectiveness and Other

4.1                 This Guarantee Letter will form part of the Contract, it is to be executed in one set of four copies, with Party A and Party B each having two copies after the Contract is duly signed and stamped by the legal representative or authorized representative of both parties.

4.2                 This Guarantee Letter is made in both Chinese and English. If there is any difference in wording between the Chinese and the English version, the Chinese version will prevail.

There will be no text below.

The British International School, Shanghai (Official Stamp)

Legal representative or authorized person: